UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22642 and 811-22672

Name of Fund: BlackRock Alternatives Allocation Portfolio LLC and BlackRock Alternatives Allocation

Master Portfolio LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Alternatives Allocation

Portfolio LLC and BlackRock Alternatives Allocation Master Portfolio LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 03/31/2013

Date of reporting period: 3/31/2013

Item 1 – Report to Stockholders

MARCH 31, 2013

ANNUAL REPORT

BLACKROCK®

BlackRock Alternatives Allocation Portfolio LLC

BlackRock Alternatives Allocation FB Portfolio LLC

BlackRock Alternatives Allocation TEI Portfolio LLC

BlackRock Alternatives Allocation FB TEI Portfolio LLC

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	ANNUAL REPORT	MARCH 31, 2013

Dear Member

Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment. About this time one year ago, concerns about Europe’s debt crisis dominated the markets as political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a full-blown euro collapse. Investors were also discouraged by gloomy economic reports from various parts of the world, particularly in China. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. In early September, the ECB announced it would purchase unlimited amounts of short term sovereign bonds to support the region’s debt-laden countries. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by these aggressive policy actions, risk assets weakened in the fall of 2012. Global trade began to slow as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings and volatility rose in advance of the US Presidential election. In the post-election environment, investors grew increasingly concerned over the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. There was widespread fear that the fiscal cliff would push the United States into recession unless politicians could agree upon alternate measures to reduce the nation’s deficit. Worries that bipartisan gridlock would preclude a timely budget deal triggered high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal, although the postponement of decisions relating to spending cuts and the debt ceiling left some lingering uncertainty.

Investors shook off the nerve-wracking finale to 2012 and the New Year began with a powerful relief rally in risk assets. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines out of Europe. Against this backdrop, global equities surged through January while rising US Treasury yields pressured high quality fixed income assets (as prices move in the opposite direction as yields).

However, bond markets regained strength in February when economic momentum slowed and investors toned down their risk appetite. US stocks continued to rise, but at a more moderate pace. Uncertainty about how long the Federal Reserve would maintain its monetary easing bias drove high levels of volatility later in the month, but these fears abated as the budget sequester (automatic spending cuts scheduled to take effect March 1) began to appear imminent and was deemed likely to deter any near-term changes in the central bank’s policy stance. Improving labor market data and rising home prices pushed US stocks higher at the end of the period, with major indices reaching new all-time highs. Outside the United States, equity prices weakened in the final two months of the period due to a resurgence of macro risk out of Europe. Italy’s February presidential election ended in a stalemate, further propagating the ongoing theme of political instability in the eurozone. In March, a severe banking crisis in Cyprus underscored the fragility of the broader European banking system.

For the 6- and 12-month periods ended March 31, 2013, US and international stocks and high yield bonds posted strong gains, while emerging market equities lagged as the pace of global growth failed to impress investors. US Treasury yields were highly volatile over the past 12 months. While remaining relatively low from a historical standpoint, yields began inching higher in the later part of the period, pressuring Treasuries and investment-grade bonds. Tax-exempt municipal bonds, however, benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Markets have always been unpredictable, but that does not mean investors can delay taking action. At BlackRock, we believe it’s time for a different approach to investing. One that seeks out more opportunities in more places across a broader array of investments in a portfolio designed to move freely as the markets move up and down. People everywhere are asking, “So what do I do with my money?” Visit www.blackrock.com for answers.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	10.19%	13.96%
US small cap equities (Russell 2000® Index)	14.48	16.30
International equities (MSCI Europe, Australasia, Far East Index)	12.04	11.25
Emerging market equities (MSCI Emerging Markets Index)	3.87	1.96
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.06	0.12
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(0.55)	6.19
US investment grade bonds (Barclays US Aggregate Bond Index)	0.09	3.77
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.26	5.82
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.28	13.08
HFRI Fund of Funds Composite Index	4.71	4.77

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Funds Summary as of March 31, 2013

Fund Overview

BlackRock Alternatives Allocation Portfolio LLC (the “Core Fund”), BlackRock Alternatives Allocation FB Portfolio LLC (the “FB Core Fund” and, together with the Core Fund, the “Core Funds”), BlackRock Alternatives Allocation TEI Portfolio LLC (the “TEI Core Fund”) and BlackRock Alternatives Allocation FB TEI Portfolio LLC (the “FB TEI Core Fund” and together with the TEI Core Fund, the “TEI Core Funds”) (and collectively the “Feeder Funds”) invest, directly or indirectly, all or substantially all of their investable assets in BlackRock Alternatives Allocation Master Portfolio LLC (the “Master Fund” and, together with the Feeder Funds, the “Funds”).

The Funds’ investment objective is to generate long-term capital appreciation over a market cycle by providing investors with exposure to a portfolio of alternative investments that seek more attractive risk and return characteristics as compared to public market equity investments. The Funds seek to accomplish this objective by providing investors active asset allocation and access to investment managers of alternative strategies that are primarily available to institutional and “super”-high net worth investors. “Alternative Strategies” include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies, opportunistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives-based strategies). The Funds generally may pursue Alternative Strategies either through investments (i) in private funds or other pooled investment vehicles (collectively, “Portfolio Funds”) managed by third-party investment managers (“Managers”), or (ii) directly in securities (other than those of Portfolio Funds) or other financial instruments (i.e., by implementing an Alternative Strategy directly, rather than indirectly through a Portfolio Fund investment).

    No assurance can be given that the Funds’ investment objective will be achieved.

Portfolio Management Commentary

  How did the Funds perform?

—

For the period beginning with the Feeder Funds’ commencement of operations on April 2, 2012 through March 31, 2013, through their investment in the Master Fund, the Core Fund returned 6.50%, the FB Core Fund returned 7.60%, the TEI Core Fund returned 6.50% and the FB TEI Core Fund returned 9.10% based on net asset value.

  Underlying Strategies of the Master Fund

—

During the period, the Master Fund invested in various types of Alternative Strategies in any of six major categories including hedge fund, private equity, real estate, real asset, enhanced credit and opportunistic strategies, any of which may be implemented indirectly through investments in Portfolio Funds, or directly through investments in securities (other than those of Portfolio Funds) or other financial instruments, including common stocks, exchange-traded funds or exchange-traded limited partnerships.

—	Hedge fund strategies may include long/short equity or credit, event-driven, relative value and global macro/directional strategies.

—	Private equity strategies may include buyout or venture capital investments, as well as private natural resources and infrastructure strategies.

—	Real estate strategies may include investments in real estate investment trusts (“REITs”) and private real estate funds.

—	Real asset strategies may include investments in commodities, commodity-linked equities and inflation-linked bonds.

—

Enhanced credit strategies, which in some instances are a subset of hedge fund strategies, may include liquid credit, distressed debt, emerging market debt, high yield and non-traditional asset-backed investments.

—	Opportunistic strategies may include hedges, portfolio overweights/ underweights, portfolio overlays and special situations investments.

  What factors influenced performance?

—

During the period, the Master Fund’s allocation to hedge funds was the largest contributor to performance. Within hedge funds, positive returns were derived mostly from exposures to event-driven, long/short credit and long/short equity strategies. Elsewhere in the Master Fund, enhanced credit strategies (pursued both through hedge funds and outside hedge funds) had a positive impact on results, as did exposure to real estate strategies in the form of REITs. The net effect of the Master Fund’s aggregate positions in real asset strategies was positive. Private equity strategies also enhanced performance.

—	The Master Fund’s allocation to hedges via equity options and commodities (within the real asset strategy allocation) negatively impacted performance.

  Describe recent portfolio activity.

—

At the beginning of the period, the Master Fund established a number of long-term positions. Specifically, the Master Fund invested in hedge funds, enhanced credit strategies (via two hedge funds and an exchange-traded fund), listed private equity securities, real asset strategies (including common stocks, exchange-traded funds and a derivative) and real estate strategies via a REIT Portfolio Fund. Within the real asset strategy allocation, the Master Fund established a hedge position against downside equity risks. This initial positioning resulted in an equity beta (i.e., a measure of the Master Fund’s sensitivity to equity market movements) of 0.4, which implies that the Master Fund’s investments would move at roughly 40% of the equity market’s movement. This equity beta exposure came largely from the Master Fund’s positions in

4	ANNUAL REPORT	MARCH 31, 2013

Funds Summary as of March 31, 2013 (continued)

exchange-traded funds/limited partnerships that serve as proxies for private equity, natural resources and real estate Portfolio Funds.

—

Throughout the 12-month period, as market volatility fluctuated, the Master Fund tactically modulated its overall risk profile by adjusting its equity beta and its exposures to enhanced credit strategies, hedge fund strategies and energy within its real asset strategy allocation. In the latter half of the period, the Master Fund added exposure to emerging market debt within the enhanced credit allocation and energy equities within the real asset allocation. Additionally, the Master Fund modified its hedge fund allocation to take advantage of trends in emerging markets through exposure to global macro/directional strategies, while also increasing exposure to long/short credit strategies.

  Describe portfolio positioning at period end.

—

At period end, the Master Fund was allocated across a flexible set of strategies. The Master Fund achieved exposure to these strategies through various investment vehicles, which for purposes of financial reporting are categorized as Portfolio Funds, common stocks, exchange-traded funds and exchange-traded limited partnerships. The Master Fund also held an allocation to cash for future investments, which did not have a material impact on performance for the period. However, from a strategy allocation perspective, the Master Fund’s period-end exposures as a percentage of investments included 50% hedge fund strategies, 16% real asset strategies, 16% enhanced credit strategies, 8% real estate strategies and 7% private equity strategies, with the remainder in cash. The Master Fund gained private equity exposure through its holdings in common stocks, which provided market exposure with an attractive income profile. While maintaining a positive long-term outlook for commodity prices, the Master Fund remained focused on tactical management of its commodity positions for the short term. The Master Fund was positioned to benefit from potential commodity price increases in the long term through its exposure to energy equities. The Master Fund also held an allocation to gold as a hedge against inflation and US dollar currency risk. The Master Fund ended the period with an equity beta of 0.4.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

ANNUAL REPORT	MARCH 31, 2013	5

Funds Summary as of March 31, 2013 (continued)

Core Fund Total Return Based on a $50,000 Investment

[1] Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees.

[2]   The Core Fund invests all of its assets in the Master Fund. The Master Fund provides investors active asset allocation and access to investment managers of alternative strategies that are primarily available to institutional and “super”-high net worth investors. “Alternative Strategies” include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies, opportunistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives based strategies).

[3]   Indices are presented merely to show general trends in the markets for the period and are not intended to imply that the Core Fund’s portfolio is benchmarked to the indices either in composition or level of risk. The indices are unmanaged, not investable, have no expenses and/or are net of expenses, and reflect reinvestment of dividends and distributions. Index data is provided for comparative purposes only. A variety of factors may cause an index to be an inaccurate benchmark for the Core Fund and the index does not necessarily reflect the actual investment strategy of the Core Fund. The HFRI FOF Composite Index represents funds of hedge funds that invest with multiple hedge fund managers focused on absolute return strategies. This equal weighted index includes funds of hedge funds tracked by Hedge Fund Research Inc. and is revised several times each month to reflect updated hedge fund return information. For performance presented as of any given month, estimated values of underlying funds are used to build the index until valuations are finalized (generally on a 5-month lag although the time period may vary). This index is a proxy for the performance of the universe of funds of hedge funds focused on absolute return strategies.

[4] Commencement of operations.

Core Fund Performance Summary for the Period Ended March 31, 2013

		Total Returns[5]
		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge
Core Fund	4.11%	6.50%	3.31%
60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index	6.10	9.42	N/A
S&P 500 Index	10.19	13.11	N/A
Barclays U.S. Aggregate Index	0.09	3.68	N/A
HFRI FOF Composite Index	4.71	4.77	N/A
The BofA Merrill Lynch 3-Month U.S. Treasury Bill	0.06	0.11	N/A

[5]	Assuming maximum sales charges, if any. Aggregate total returns with and without sales charges reflect reductions for distribution fees. See “About Fund Performance” on page 10.

[6]	The Core Fund commenced operations on April 2, 2012. The since inception return for the HFRI FOF Composite Index is calculated from March 31, 2012.
N/A - Not applicable as the indices do not have a sales charge.
Past performance is not indicative of future results.

6	ANNUAL REPORT	MARCH 31, 2013

Funds Summary as of March 31, 2013 (continued)

FB Core Fund Total Return Based on a $50,000 Investment

[1] Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees.

[2]    The FB Core Fund invests all of its assets in the Master Fund. The Master Fund provides investors active asset allocation and access to investment managers of alternative strategies that are primarily available to institutional and “super”-high net worth investors. “Alternative Strategies” include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies, opportunistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives based strategies).

[3]    Indices are presented merely to show general trends in the markets for the period and are not intended to imply that the FB Core Fund’s portfolio is benchmarked to the indices either in composition or level of risk. The indices are unmanaged, not investable, have no expenses and/or are net of expenses, and reflect reinvestment of dividends and distributions. Index data is provided for comparative purposes only. A variety of factors may cause an index to be an inaccurate benchmark for the FB Core Fund and the index does not necessarily reflect the actual investment strategy of the FB Core Fund. The HFRI FOF Composite Index represents funds of hedge funds that invest with multiple hedge fund managers focused on absolute return strategies. This equal weighted index includes funds of hedge funds tracked by Hedge Fund Research Inc. and is revised several times each month to reflect updated hedge fund return information. For performance presented as of any given month, estimated values of underlying funds are used to build the index until valuations are finalized (generally on a 5-month lag although the time period may vary). This index is a proxy for the performance of the universe of funds of hedge funds focused on absolute return strategies.

[4] Commencement of operations.

FB Core Fund Performance Summary for the Period Ended March 31, 2013

		Total Returns[5]
		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge
FB Core Fund	6.22%	7.60%	N/A
60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index	6.10	9.42	N/A
S&P 500 Index	10.19	13.11	N/A
Barclays U.S. Aggregate Index	0.09	3.68	N/A
HFRI FOF Composite Index	4.71	4.77	N/A
The BofA Merrill Lynch 3-Month U.S. Treasury Bill	0.06	0.11	N/A

[5]	Assuming maximum sales charges, if any. See “About Fund Performance” on page 10.

[6]	The FB Core Fund commenced operations on April 2, 2012. The since inception return for the HFRI FOF Composite Index is calculated from March 31, 2012.
N/A - Not applicable as FB Core Fund and indices do not have a sales charge.
Past performance is not indicative of future results.

ANNUAL REPORT	MARCH 31, 2013	7

Funds Summary as of March 31, 2013 (continued)

TEI Core Fund Total Return Based on a $50,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees.

[2]    The TEI Core Fund invests all of its assets in the Master Fund. The Master Fund provides investors active asset allocation and access to investment managers of alternative strategies that are primarily available to institutional and “super”-high net worth investors. “Alternative Strategies” include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies, opportunistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives based strategies).

[3]    Indices are presented merely to show general trends in the markets for the period and are not intended to imply that the TEI Core Fund’s portfolio is benchmarked to the indices either in composition or level of risk. The indices are unmanaged, not investable, have no expenses and/or are net of expenses, and reflect reinvestment of dividends and distributions. Index data is provided for comparative purposes only. A variety of factors may cause an index to be an inaccurate benchmark for the TEI Core Fund and the index does not necessarily reflect the actual investment strategy of the TEI Core Fund. The HFRI FOF Composite Index represents funds of hedge funds that invest with multiple hedge fund managers focused on absolute return strategies. This equal weighted index includes funds of hedge funds tracked by Hedge Fund Research Inc. and is revised several times each month to reflect updated hedge fund return information. For performance presented as of any given month, estimated values of underlying funds are used to build the index until valuations are finalized (generally on a 5-month lag although the time period may vary). This index is a proxy for the performance of the universe of funds of hedge funds focused on absolute return strategies.

[4]    Commencement of operations.

TEI Core Fund Performance Summary for the Period Ended March 31, 2013

		Total Returns[5]
		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge
TEI Core Fund	4.41%	6.50%	3.31%
60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index	6.10	9.42	N/A
S&P 500 Index	10.19	13.11	N/A
Barclays U.S. Aggregate Index	0.09	3.68	N/A
HFRI FOF Composite Index	4.71	4.77	N/A
The BofA Merrill Lynch 3-Month U.S. Treasury Bill	0.06	0.11	N/A

[5]	Assuming maximum sales charges, if any. Aggregate total returns with and without sales charges reflect reductions for distribution fees. See “About Fund Performance” on page 10.

[6]	The TEI Core Fund commenced operations on April 2, 2012. The since inception return for the HFRI FOF Composite Index is calculated from March 31, 2012.

N/A - Not applicable as the indices do not have a sales charge.

Past performance is not indicative of future results.

8	ANNUAL REPORT	MARCH 31, 2013

Funds Summary as of March 31, 2013 (continued)

FB TEI Core Fund Total Return Based on a $50,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees.

[2]    The FB TEI Core Fund invests all of its assets in the Master Fund. The Master Fund provides investors active asset allocation and access to investment managers of alternative strategies that are primarily available to institutional and “super”-high net worth investors. “Alternative Strategies” include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies, opportunistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives based strategies).

[3]    Indices are presented merely to show general trends in the markets for the period and are not intended to imply that the FB TEI Core Fund’s portfolio is benchmarked to the indices either in composition or level of risk. The indices are unmanaged, not investable, have no expenses and/or are net of expenses, and reflect reinvestment of dividends and distributions. Index data is provided for comparative purposes only. A variety of factors may cause an index to be an inaccurate benchmark for the FB TEI Core Fund and the index does not necessarily reflect the actual investment strategy of the FB TEI Core Fund. The HFRI FOF Composite Index represents funds of hedge funds that invest with multiple hedge fund managers focused on absolute return strategies. This equal weighted index includes funds of hedge funds tracked by Hedge Fund Research Inc. and is revised several times each month to reflect updated hedge fund return information. For performance presented as of any given month, estimated values of underlying funds are used to build the index until valuations are finalized (generally on a 5-month lag although the time period may vary). This index is a proxy for the performance of the universe of funds of hedge funds focused on absolute return strategies.

[4]    Commencement of operations.

FB TEI Core Fund Performance Summary for the Period Ended March 31, 2013

		Total Returns[5]
		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge
FB TEI Core Fund	6.13%	9.10%	N/A
60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index	6.10	9.42	N/A
S&P 500 Index	10.19	13.11	N/A
Barclays U.S. Aggregate Index	0.09	3.68	N/A
HFRI FOF Composite Index	4.71	4.77	N/A
The BofA Merrill Lynch 3-Month U.S. Treasury Bill	0.06	0.11	N/A

[5]	Assuming maximum sales charges, if any. See “About Fund Performance” on page 10.

[6]	The FB TEI Core Fund commenced operations on April 2, 2012. The since inception return for the HFRI FOF Composite Index is calculated from March 31, 2012.
N/A - Not applicable as FB TEI Core Fund and indices do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	MARCH 31, 2013	9

Funds Summary as of March 31, 2013 (concluded)

About Fund Performance

The Core Fund Units and the TEI Core Fund Units incur a maximum initial sales charge of 3.00% and an annual distribution fee of 1.00%. There is no sales charge or distribution fee for the FB Core Fund Units and the FB TEI Core Fund Units.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. A 2.00% early repurchase fee payable to a Feeder Fund will be charged to any member that tenders its Units to the Feeder Fund in connection with a tender offer with a valuation date that is prior to the one-year anniversary of the member’s purchase of the respective Units. This early repurchase fee would apply separately to each purchase of Units made by a member. The purpose of the 2.00% early repurchase fee is to reimburse the Feeder Fund for the costs incurred in liquidating investments in the Feeder

Fund’s portfolio in order to honor the member’s repurchase request and to discourage short-term investments which are generally disruptive to the Feeder Fund’s investment program. Performance data does not reflect this potential fee. Investment return and the principal value of Units will fluctuate so that Units, when and if repurchased pursuant to a tender offer may be worth more or less than their original cost. Performance data also does not reflect the deduction of taxes that a member would pay on Feeder Fund distributions or the repurchase of Feeder Fund Units.

The Funds’ investment advisor, BlackRock Advisors LLC (the “Advisor”), waived and/or reimbursed a portion of the Funds’ expenses during the period described above. Without such waiver and/or reimbursement, the Funds’ performance would have been lower.

Fund Information

The table below summarizes the changes in the Feeder Funds’ monthly net asset value per Unit:

	3/31/2013	4/2/12[1]	Change	High	Low
Core Fund	$10.65	$10.00	6.50%	$10.99	$9.62
FB Core Fund	10.76	10.00	7.60	10.76	9.64
TEI Core Fund	10.65	10.00	6.50	10.89	9.62
FB TEI Core Fund	10.91	10.00	9.10	10.91	9.64

1 Commencement of Operations. The Funds are continuously offered closed-end funds that do not trade on an exchange.

Disclosure of Expenses for Continuously Offered Closed-End Funds

Members of the Funds may incur the following charges: (a) transactional expenses, such as sales charges and early repurchase fees; and (b) operating expenses, including; advisory fees, administration fees, distribution fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on October 1, 2012 and held through March 31, 2013) is intended to assist members both in calculating operating expenses based on an investment in the Funds and in comparing these operating expenses with similar costs of investing in other funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a member paid during the period covered by this report, members can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. In order to assist members in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ member reports.

The expenses shown in the table are intended to highlight members’ ongoing costs only and do not reflect any transactional expenses, such as sales charges and early repurchase fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help members determine the relative total expenses of owning different funds. If these transactional expenses were included, member expenses would have been higher.

	Actual			Hypothetical [2]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[1]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period	Annualized Expense Ratio
Core Fund	$1,000.00	$1,041.10	$15.83	$1,000.00	$1,009.42	$15.58	3.11%
FB Core Fund	$1,000.00	$1,062.20	$7.71	$1,000.00	$1,017.45	$7.54	1.50%
TEI Core Fund	$1,000.00	$1,044.10	$15.29	$1,000.00	$1,009.97	$15.03	3.00%
FB TEI Core Fund	$1,000.00	$1,061.30	$5.96	$1,000.00	$1,019.15	$5.84	1.16%
[1]

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Funds invest in the Master Fund, the expense examples reflect the expenses of both the Fund and the Master Fund in which they invest. Annualized expense ratio does not include expenses incurred indirectly as a result of investments in Portfolio Funds.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

10	ANNUAL REPORT	MARCH 31, 2013

Statements of Assets, Liabilities and Members’ Capital

March 31, 2013	Core Fund	FB Core Fund	TEI Core Fund[1]	FB TEI Core Fund[1]
Assets
Investment at value - Master Fund	$172,383	$32,391,164	$159,581	$39,650,047
Cash	12,866	6,869	53,837	51,983
Receivable for reimbursement from advisor	19,302	1,303	37,920	36,908
Investment in Master Fund paid in advance	–	500,000	–	–

Total assets	204,551	32,899,336	251,338	39,738,938

Liabilities
Professional fees payable	39,537	40,000	43,239	52,967
Offering costs payable	34,849	44,990	58,220	57,898
Printing fees payable	13,186	13,186	13,186	13,186
Registration fees payable	5,129	4,779	20,000	20,000
Administration fees payable	3,167	3,229	6,292	6,313
Distribution fees payable	276	–	274	–
Capital contributions received in advance	–	500,000	–	–
Other accrued expenses payable	1,926	2,355	3,624	3,609

Total liabilities	98,070	608,539	144,835	153,973

Members’ capital	$106,481	$32,290,797	$106,503	$39,584,965

Members’ Capital Consists of
Paid-in capital	$100,000	$30,001,000	$100,000	$37,100,000
Accumulated net investment income (loss)	(934)	(45,260)	(978)	79,981
Accumulated net realized gain (loss) allocated from the
Master Fund	(2,224)	(570,535)	(2,169)	47,601
Net unrealized appreciation/depreciation allocated from the Master Fund	9,639	2,905,592	9,650	2,357,383

Members’ capital	$106,481	$32,290,797	$106,503	$39,584,965

Net Asset Value
Units outstanding	10,000	3,000,897	10,000	3,626,813
Net asset value	$10.65	$10.76	$10.65	$10.91

Cost - investment in the Master Fund	$162,744	$29,485,572	$149,931	$37,292,664

1 Consolidated Statement of Assets, Liabilities and Members’ Capital

See Notes to Feeder Funds’ Financial Statements.

ANNUAL REPORT	MARCH 31, 2013	11

Statements of Operations

Period April 2, 2012[1] to March 31, 2013	Core Fund	FB Core Fund	TEI Core Fund[2]	FB TEI Core Fund[2]
Investment Income

Net investment income allocated from the Master Fund
Dividends - affiliated	$23	$5,137	$22	$1,723
Dividends - unaffiliated	1,979	398,678	1,857	260,245
Other income	10	1,781	9	1,851
Expenses	(2,943)	(659,928)	(2,805)	(248,802)
Fees waived	1,135	266,021	1,090	64,964

Total income	204	11,689	173	79,981

Expenses

Offering	144,852	155,260	144,852	144,530
Organization	59,000	59,000	59,000	59,000
Professional	40,000	40,000	73,968	69,967
Registration	20,000	20,000	20,000	20,000
Printing	13,600	13,600	13,686	13,686
Administration	7,600	7,712	15,100	15,121
Distribution	1,029	–	1,025	–
Custody	245	228	311	296
Miscellaneous	4,000	4,000	4,028	4,028

Total expenses	290,326	299,800	331,970	326,628
Less expenses reimbursed by advisor	(289,188)	(242,851)	(330,819)	(326,628)

Total expenses after fees waived and reimbursed	1,138	56,949	1,151	–

Net investment income (loss)	(934)	(45,260)	(978)	79,981

Realized and Unrealized Gain (Loss) Allocated from the Master Fund
Net realized gain (loss)	(2,224)	(570,535)	(2,169)	47,601
Net change in unrealized appreciation/depreciation	9,639	2,905,592	9,650	2,357,383

Total realized and unrealized gain	7,415	2,335,057	7,481	2,404,984

Net Increase in Members’ Capital Resulting from Operations	$6,481	$2,289,797	$6,503	$2,484,965

[1]	Commencement of Operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Feeder Funds.
[2]	Consolidated Statement of Operations

See Notes to Feeder Funds’ Financial Statements.

12	ANNUAL REPORT	MARCH 31, 2013

Statements of Changes in Members’ Capital

	Period April 2, 2012[1] to March 31, 2013
Increase (Decrease) in Members’ Capital:	Core Fund	FB Core Fund	TEI Core Fund[2]	FB TEI Core Fund[2]
Operations
Net investment income (loss)	$(934)	$(45,260)	$(978)	$79,981
Net realized gain (loss)	(2,224)	(570,535)	(2,169)	47,601
Net change in unrealized appreciation/depreciation	9,639	2,905,592	9,650	2,357,383

Net increase in members’ capital resulting from operations	6,481	2,289,797	6,503	2,484,965

Capital Transactions
Proceeds from the issuance of Units	100,000	30,001,000	100,000	37,100,000
Members’ Capital
Total increase in members’ capital	106,481	32,290,797	106,503	39,584,965
Beginning of period	–	–	–	–

End of period	$106,481	$32,290,797	$106,503	$39,584,965

Accumulated net investment income (loss)	$(934)	$(45,260)	$(978)	$79,981

[1]	Commencement of Operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Feeder Funds.
[2]	Consolidated Statement of Changes in Members’ Capital

See Notes to Feeder Funds’ Financial Statements.

ANNUAL REPORT	MARCH 31, 2013	13

Statements of Cash Flows

Period April 2, 2012[1] to March 31, 2013	Core Fund	FB Core Fund	TEI Core Fund[2]	FB TEI Core Fund[2]
Cash Provided by (Used for) Operating Activities
Net increase in members’ capital resulting from operations	$ 6,481	$ 2,289,797	$ 6,503	$ 2,484,965
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash provided by (used for) operating activities:
Increase in investment in Master Fund paid in advance	–	(500,000)	–	–
Increase in receivable for reimbursement from advisor	(19,302)	(1,303)	(37,920)	(36,908)
Increase in professional fees payable	39,537	40,000	43,239	52,967
Increase in printing fees payable	13,186	13,186	13,186	13,186
Increase in registration fees payable	5,129	4,779	20,000	20,000
Increase in administration fees payable	3,167	3,229	6,292	6,313
Increase in distribution fees payable	276	–	274	–
Increase in other accrued expenses payable	1,926	2,355	3,624	3,609
Net investment income allocated from the Master Fund	(204)	(11,689)	(173)	(79,981)
Net realized (gain) loss allocated from the Master Fund	2,224	570,535	2,169	(47,601)
Net change in unrealized appreciation/depreciation allocated from the Master Fund	(9,639)	(2,905,592)	(9,650)	(2,357,383)
Purchases of Units of the Master Fund	(174,517)	(30,069,866)	(177,443)	(37,180,380)
Proceeds from withdrawals from the Master Fund	9,753	25,448	25,516	15,298
Amortization of deferred offering costs	144,852	155,260	144,852	144,530
Cash provided by (used for) operating activities	22,869	(30,383,861)	40,469	(36,961,385)

Cash Provided by (Used for) Financing Activities
Cash receipts from issuance of Units	100,000	30,001,000	100,000	37,100,000
Capital contributions received in advance	–	500,000	–	–
Cash payments for offering costs	(110,003)	(110,270)	(86,632)	(86,632)
Cash provided by (used for) financing activities	(10,003)	30,390,730	13,368	37,013,368

Cash
Net increase in cash	12,866	6,869	53,837	51,983
Cash at beginning of period	–	–	–	–
Cash at end of period	$ 12,866	$ 6,869	$ 53,837	$ 51,983

[1]	Commencement of Operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Feeder Funds.
[2]	Consolidated Statement of Cash Flows

See Notes to Feeder Funds’ Financial Statements.

14	ANNUAL REPORT	MARCH 31, 2013

Financial Highlights

	Period April 2, 2012[1] to March 31, 2013
	Core Fund	FB Core Fund	TEI Core Fund[2]	FB TEI Core Fund[2]

Per Unit Operating Performance
Net asset value, beginning of period	$10.00 [3]	$10.00	$10.00 [3]	$10.00
Net investment income (loss)[4]	(0.09)	(0.02)	(0.10)	0.06
Net realized and unrealized gain	0.74	0.78	0.75	0.85
Net increase from investment operations	0.65	0.76	0.65	0.91
Net asset value, end of period	$10.65	$10.76	$10.65	$10.91

Total Investment Return[5]
Based on net asset value	6.50%[6]	7.60%[6]	6.50%[6]	9.10%[6,7]

Ratios to Average Members’ Capital[8,9,10]
Total expenses	287.71%	2.30%	329.55%	3.22%
Total expenses after fees waived and reimbursed[11]	2.90%	1.50%	2.83%	1.16%
Net investment income (loss)[11]	(0.92)%	(0.15)%	(0.97)%	0.50%

Supplemental Data
Members’ capital, end of period (000)	$106	$32,291	$107	$39,585
Portfolio turnover (Master Fund)	23%	23%	23%	23%

[1]	Commencement of Operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Feeder Funds at an initial net asset value of $10.00 per share.
[2]	Consolidated Financial Highlights
[3]	Net asset value, beginning of period, reflects a deduction of $0.30 per unit sales charges from initial offering price of $10.30 per unit.
[4]	Based on average Units outstanding.
[5]

Where applicable, total investment returns exclude the effects of any sales charges. The Feeder Funds are continuously offered closed-end funds, the Units of which are offered at net asset value. No secondary market for the Feeder Funds’ Units exists.

[6]	Aggregate total investment return.
[7]

The stated return includes income generated from a temporary investment of cash in the Master Fund. The cash was as a result of an expense reimbursement by the Advisor. Excluding the excess income generated from the temporary investment of cash, the return would be 7.80%.

[8]	Annualized.
[9]	Includes the Feeder Fund’s share of the Master Fund’s allocated net expenses and/or net investment income (loss).
[10]	Ratios do not include expenses incurred indirectly as a result of the Master Fund’s investments in Portfolio Funds of approximately 7.80% for each Fund.
[11]	Includes the Master Fund’s allocated fees reimbursed of 1.12%, 0.88%, 1.08%, and 0.41% for each Fund, respectively.

See Notes to Feeder Funds’ Financial Statements.

ANNUAL REPORT	MARCH 31, 2013	15

Notes to Feeder Funds’ Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Alternatives Allocation Portfolio LLC (the “Core Fund”), BlackRock Alternatives Allocation FB Portfolio LLC (the “FB Core Fund” and, together with the Core Fund, the “Core Funds”), BlackRock Alternatives Allocation TEI Portfolio LLC (the “TEI Core Fund”) and BlackRock Alternatives Allocation FB TEI Portfolio LLC (the “FB TEI Core Fund” and together with the TEI Core Fund, the “TEI Core Funds”) (and collectively the “Feeder Funds”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a continuously offered, non-diversified, closed-end management investment company. Each Feeder Fund is organized as a Delaware limited liability company. The Feeder Funds’ investment objective is to generate long-term capital appreciation over a market cycle by providing investors with exposure to a portfolio of alternative investments that seek more attractive risk and return characteristics as compared to public market equity investments. The Core Funds seek to achieve their investment objective by investing all of their assets in BlackRock Alternatives Allocation Master Portfolio LLC (the “Master Fund” and, together with the Feeder Funds, the “Funds”). The TEI Core Fund invests all or substantially all of its investable assets in BlackRock Alternatives Allocation Portfolio, Ltd., a Cayman Islands exempted limited company limited by shares that has the same investment objective as the TEI Core Fund, and the FB TEI Core Fund invests all or substantially all of its investable assets in BlackRock Alternatives Allocation FB Portfolio, Ltd., a Cayman Islands exempted limited company limited by shares that has the same investment objective as the FB TEI Core Fund (the Cayman Island companies are referred to collectively as the “Offshore Funds”). The Offshore Funds in turn invest all or substantially all of their investable assets in the Master Fund. The Master Fund has the same investment objective and strategies as the Feeder Funds and is an affiliate of the Feeder Funds. The Feeder Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. The Feeder Funds each continuously offer one class of limited liability company interests (“Units”), which may be sold to certain eligible investors with a front-end sales charge for the Core Fund and the TEI Core Fund of up to 3.00%. There is no front-end sales charge for the FB Core Fund or the FB TEI Core Fund.

As of March 31, 2013, the percentages of the Master Fund’s members’ capital owned by the Core Fund, the FB Core Fund, the TEI Core Fund and the FB TEI Core Fund were 0.24%, 44.75%, 0.22% and 54.78%, respectively. The performance of the Feeder Funds is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

Prior to commencement of operations on April 2, 2012, there were no operations other than a sale to BlackRock HoldCo 2, Inc. (“BR HoldCo”), an affiliate of the Funds, of 9,000 Units for $90,000 and to BlackRock Advisors LLC (the “Advisor”) of 1,000 Units for $10,000 ($10.00 per unit) in each of the Core Fund, FB Core Fund, TEI Core Fund and FB TEI Core Fund. Both BR HoldCo and the Advisor are wholly owned subsidiaries of BlackRock, Inc. (“BlackRock”).

The following is a summary of significant accounting policies followed by the Feeder Funds:

Basis of Consolidation: The accompanying consolidated financial statements for each of the TEI Core Fund and the FB TEI Core Fund includes the accounts of its respective Offshore Fund. Intercompany accounts and transactions, if any, have been eliminated. During the period ended March 31, 2013, there were no transactions in the Offshore Funds. The Offshore Funds are subject to the same investment policies and restrictions that apply to the TEI Core Funds.

Valuation: US GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Feeder Funds’ policy is to fair value their respective financial instruments at market value. The Feeder Funds record their investment in the Master Fund at fair value based on each Feeder Fund’s proportionate interest in the members’ capital of the Master Fund. Valuation of securities held by the Master Fund is discussed in Note 1 of the Master Fund’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Fund are accounted on a trade date basis. Each Feeder Fund records daily its proportionate share of the Master Fund’s income, expenses and realized and unrealized gains and losses. In addition, each Feeder Fund accrues its own expenses.

Income Taxes: Each Feeder Fund is classified as a partnership for federal income tax purposes. As such, each investor in a Feeder Fund is treated as the owner of its proportionate share of members’ capital, income, expenses and realized and unrealized gains and losses of that Feeder Fund. Therefore, no federal income tax provision is required.

Each Feeder Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Organization and Offering Costs: Upon commencement of operations, organization costs of $59,197, $117,390, $59,197 and $59,197 for the Core Fund, FB Core Fund, TEI Core Fund and FB TEI Core Fund, respectively, including each Feeder Fund’s pro rata allocation of $59,000 allocated from the Master Fund, which is shown as expenses allocated from the Master Fund, associated with the establishment of each Feeder Fund and the Master Fund were expensed by each Feeder

16	ANNUAL REPORT	MARCH 31, 2013

Notes to Feeder Funds’ Financial Statements (continued)

Fund and the Master Fund and reimbursed by the Advisor. Offering costs of $144,852, $155,260, $144,852 and $144,530 for the Core Fund, FB Core Fund, TEI Core Fund and FB TEI Core Fund, respectively, associated with the establishment of each Feeder Fund are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to the Feeder Funds are charged to the Feeder Funds. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative members’ capital or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

Each Feeder Fund, together with the Master Fund, has entered into an Investment Advisory Agreement with the Advisor to provide investment advisory and administration services. The Advisor is responsible for the management of the Master Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Fund. For such services, the Master Fund pays the Advisor an annual fee accrued monthly and payable quarterly in arrears, in an amount equal to 1.00% of the Master Fund’s month-end members’ capital. While the Feeder Funds will not pay a fee directly to the Advisor so long as the Feeder Funds remain feeders of the Master Fund, they will indirectly bear this fee on a proportionate basis as represented by the Feeder Funds’ interests in the Master Fund.

Each Feeder Fund, together with the Master Fund and the Advisor, has entered into a separate investment sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor. The Advisor pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master Fund to the Advisor.

Each Feeder Fund has entered into an Expense Limitation Agreement (the “Expense Agreement”) in which the Advisor has agreed to pay certain operating and other expenses of the Feeder Fund in order to limit certain expenses to 0.50% of the respective Feeder Fund’s average members’ capital (the “Expense Cap”).

Expenses covered by the Expense Cap include all of a Feeder Fund’s expenses (whether incurred directly by the Feeder Fund or indirectly at the Offshore Funds or the Master Fund level) other than those expressly excluded by the Expense Cap arrangement as follows: (i) the investment management fee, (ii) interest expense, if any, (iii) any taxes paid by the Offshore Funds or the Master Fund, (iv) expenses incurred directly or indirectly by the Feeder Fund as a result of expenses related to investing in, or incurred by, a portfolio fund or other permitted investment, (v) any trading-related expenses, including, but not limited to, clearing costs and commissions, (vi) dividends on short sales, if any, (vii) any extraordinary expenses not incurred in the ordinary course of the Feeder Funds’, Off-

shore Funds’ or Master Fund’s business (including, without limitation, litigation expenses) and (viii) if applicable, the distribution and investor services related fees paid to the Feeder Funds’ distributor or financial intermediaries.

If the operating expenses of a Feeder Fund that received a waiver or reimbursement from the Advisor within the preceding two fiscal years of the Feeder Fund are less than the expense limit for such Feeder Fund, the Feeder Fund is required to repay the Advisor up to the amount of fees waived or expenses reimbursed under the agreement if: (i) the Feeder Fund has more than $50 million in assets, (ii) the Advisor or an affiliate serves as the Feeder Fund’s investment adviser or administrator and (iii) such reimbursement does not cause the Feeder Fund’s covered expenses to exceed the Expense Cap. In certain instances, reimbursements at the Master Fund level in order to maintain certain of one Feeder Fund’s expenses below 0.50% of that Feeder Fund’s average members’ capital may result in certain of another Feeder Fund’s expenses being less than that Feeder Fund’s expense limit, thereby potentially resulting in that Feeder Fund being required to repay the Advisor for previously waived or reimbursed expenses in accordance with the foregoing.

The amount of expenses waived or reimbursed to date as a result of the Expense Cap and available for future recoupment under the Expense Agreement are $290,323, $508,872, $331,909 and $391,478 for the Core Fund, the FB Core Fund, the TEI Core Fund and the FB TEI Core Fund, respectively, each of which will expire on March 31, 2015.

The Feeder Funds have entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Advisor. Pursuant to distribution and service plans adopted by the Boards of Directors of the Core Fund and TEI Core Fund, the Core Fund and TEI Core Fund pay BRIL ongoing distribution fees. These fees are accrued monthly and paid quarterly in arrears at an annual rate equal to 1.00% of their month-end members’ capital. The distribution fee is not applicable to the FB Core Fund or the FB TEI Core Fund.

3. Capital Unit Transactions:

Transactions in Units for each Fund were as follows:

	Period April 2, 2012[1] to March 31, 2013
	Units	Amount
Core Fund
Units sold	10,000	$100,000
Net Increase	10,000	$100,000

FB Core Fund
Units sold	3,001,897	$30,001,000
Net Increase	3,001,897	$30,001,000

ANNUAL REPORT	MARCH 31, 2013	17

Notes to Feeder Funds’ Financial Statements (concluded)

	Period April 2, 2012[1] to March 31, 2013
	Units	Amount
TEI Core Fund
Units sold	10,000	$100,000
Net Increase	10,000	$100,000

FB TEI Core Fund
Units sold	3,626,813	$37,100,000
Net Increase	3,626,813	$37,100,000
Total Net Increase	6,648,710	$67,301,000

[1]	Commencement of operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Feeder Funds.

At March 31, 2013, Units owned by BR HoldCo and the Advisor, affiliates of the Feeder Funds, were as follows:

Fund	Units

Core Fund	10,000
FB Core Fund	2,969,000
TEI Core Fund	10,000
FB TEI Core Fund	10,000

Units are offered at closings, for purchase as of the first business day of each month or at such other times as determined in the discretion of the Boards of Directors (the “Boards”, individually a “Board”) of the Feeder Funds (the “Membership Date”).

Each Feeder Fund may choose to conduct tender offers for up to 10% of its net asset value at the time in the sole discretion of its Board. In a tender offer, a Feeder Fund repurchases outstanding Units at its net asset value on the valuation date for the tender offer, which would generally be the last business day of March, June, September or December. In any given year, the Advisor may or may not recommend to the Boards that the Feeder Funds conduct tender offers. Accordingly, there may be years in which no tender offer is made. Units will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other fund.

The Boards will generally not approve a tender offer for the Feeder Funds if Restricted Liquidity Assets (as defined below) represent greater than 40% of the Master Fund’s net assets (as of the Feeder Funds’ most recent valuation date), unless the Boards conclude in their discretion that approving a tender offer would nonetheless be in the best interests of the Feeder Funds, the Master Fund and their members. If (i) the Feeder Funds have not conducted a tender offer for six consecutive quarters due to the illiquidity of the Master Fund’s assets, and (ii) Restricted Liquidity Assets represent greater than 40% of the Master Fund’s net assets as of the valuation date falling on the last business day of such sixth consecutive quarter, then the Board will meet to consider, in its sole discretion, whether the complete dissolution of the Feeder Funds and the Master Fund is in the best interests of each Fund and its members. “Restricted Liquidity Assets” means assets that do not trade in any established market and do not provide liquidity at least semi-annually and are not expected to otherwise be reduced to cash within the next six months.

The Feeder Funds expect that the Master Fund will offer to repurchase Units from its members (i.e., the Feeder Funds) on a quarterly basis in order to permit the Feeder Funds to conduct repurchase offers for their Units. Each time the Feeder Funds make a tender offer for their Units, it is expected that the Master Fund will make a concurrent tender offer to the Feeder Funds to repurchase Units in the Master Fund equivalent in value to the value of the Units that the Feeder Funds are offering to repurchase. At the conclusion of the tender offer period, the Feeder Funds will calculate the aggregate net asset value of the Units tendered and tender an equivalent amount of Units to the Master Fund. However, there is no assurance that the Master Fund Board will, in fact, decide to undertake any repurchase offer. The Master Fund will repurchase Units or portions thereof only on terms fair to the Master Fund and all of its members.

A 2.00% early repurchase fee payable to a Feeder Fund will be charged to any member that tenders its Units to the Feeder Fund in connection with a tender offer with a valuation date that is prior to the one-year anniversary of the member’s purchase of the respective Units. This early repurchase fee would apply separately to each purchase of Units made by a member. The purpose of the 2.00% early repurchase fee is to reimburse the Feeder Fund for the costs incurred in liquidating investments in the Feeder Fund’s portfolio in order to honor the member’s repurchase request and to discourage short-term investments which are generally disruptive to the Feeder Fund’s investment program.

4. Liquidity Risk

The Feeder Funds are designed primarily for long term investors and an investment in the Feeder Funds’ Units should be considered to be illiquid. The Feeder Funds’ Units are not and will not be listed for trading on a securities exchange. Members may not be able to sell their Units as it is unlikely that a secondary market for the Units will develop or, if a secondary market does develop, members may be able to sell their Units only at substantial discounts from net asset value. Additionally, transfers of Units generally may not be affected without the express written consent of the Board or its delegate.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Feeder Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	ANNUAL REPORT	MARCH 31, 2013

Feeder Funds Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of BlackRock Alternatives Allocation Portfolio LLC, BlackRock Alternatives Allocation FB Portfolio LLC, BlackRock Alternatives Allocation TEI Portfolio LLC and BlackRock Alternatives Allocation FB TEI Portfolio LLC:

We have audited the accompanying statements of assets, liabilities and members’ capital of BlackRock Alternatives Allocation Portfolio LLC and BlackRock Alternatives Allocation FB Portfolio LLC as of March 31, 2013, and the related statements of operations, changes in members’ capital, cash flows and the financial highlights for the period April 2, 2012 (commencement of operations) through March 31, 2013. We have also audited the consolidated statements of assets, liabilities and members’ capital of BlackRock Alternatives Allocation TEI Portfolio LLC and BlackRock Alternatives Allocation FB TEI Portfolio LLC (collectively with BlackRock Alternatives Allocation Portfolio LLC and BlackRock Alternatives Allocation FB Portfolio LLC, the “Feeder Funds”) as of March 31, 2013, and the related consolidated statements of operations, consolidated changes in members’ capital, consolidated cash flows and the consolidated financial highlights for the period April 2, 2012 (commencement of operations) through March 31, 2013. These financial statements and financial highlights are the responsibility of the Feeder Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Feeder Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Feeder Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Alternatives Allocation Portfolio LLC, BlackRock Alternatives Allocation FB Portfolio LLC, BlackRock Alternatives Allocation TEI Portfolio LLC and BlackRock Alternatives Allocation FB TEI Portfolio LLC as of March 31, 2013, the results of their operations, the changes in their members’ capital, and the financial highlights for the period April 2, 2012 (commencement of operations) through March 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

May 24, 2013

ANNUAL REPORT	MARCH 31, 2013	19

Portfolio Information	Master Fund

As of March 31, 2013

The following charts show the ten largest holdings and portfolio composition as a percentage of the Master Fund’s long-term investments:

Portfolio Holdings	3/31/2013
Urdang Global Real Estate Securities Fund, LP	9%
Loomis High Yield Full Discretion NHIT	6
Pictet Emerging Local Currency Debt Fund, LLC	6
Energy Select Sector SPDR Fund	5
Myriad Opportunities US Fund, Ltd.	4
Pentwater Event Fund, LLC	4
One William Street Capital Partners, LP	4
Fortress Asia Macro Fund, LP	4
Panning Domestic Fund, LLC	4
Magnetar Capital Fund II, LP	4

Portfolio Composition	3/31/2013
Portfolio Funds	76%
Common Stocks	9
Exchange-Traded Funds	10
Exchange-Traded Limited Partnerships	5

20	ANNUAL REPORT	MARCH 31, 2013

Schedule of Investments March 31, 2013	Master Fund
(Percentages shown are based on Members’ Capital)

Portfolio Funds		Value
Directional Trading — 8.3%
AlphaMosaic (US) LLC		$1,105,835
Avantium Liquid EM Macro Fund, LP		2,117,105
Fortress Asia Macro Fund, LP		2,784,001

		6,006,941
Event Driven — 5.6%
Davidson Kempner Institutional Partners, LP		1,191,834
Pentwater Event Fund, LLC		2,862,877

		4,054,711
Fundamental Long/Short — 24.4%
Claren Road Credit Partners, LP		2,457,969
Empire Capital Partners, LP		1,780,058
Glenview Institutional Partners, LP		2,545,816
Myriad Opportunities US Fund, Ltd.		2,913,736
One William Street Capital Partners, LP		2,829,379
Panning Domestic Fund, LLC		2,757,147
Scout Capital Partners II, LP		2,340,099

		17,624,204
Opportunistic — 11.1%
Loomis High Yield Full Discretion NHIT		4,221,864
Pictet Emerging Local Currency Debt Fund, LLC		3,791,320

		8,013,184
Real Estate — 8.0%
Urdang Global Real Estate Securities Fund, LP		5,813,563
Relative Value — 11.1%
Citadel Global Fixed Income Fund, LLC		2,289,161
HBK Fund II, LP		1,072,805
Magnetar Capital Fund II, LP		2,680,100
Stratus Feeder, LLC		2,010,753

		8,052,819
Total Portfolio Funds — 68.5%		49,565,422

Common Stocks	Shares
Diversified Financial Services — 8.0%
Ares Capital Corp.	63,286	1,145,476
Golub Capital BDC, Inc.	68,776	1,135,492
Hercules Technology Growth Capital, Inc.	92,720	1,135,820
PennantPark Investment Corp.	99,823	1,127,002
THL Credit, Inc.	79,606	1,192,498

		5,736,288
Oil, Gas & Consumable Fuels — 0.2%
Seadrill Partners LLC	5,750	159,562
Total Common Stocks — 8.2%		5,895,850

Exchange-Traded Funds	Shares	Value
Energy Select Sector SPDR Fund	37,980	$3,012,574
SPDR Barclays Capital Emerging Markets Local Bond ETF	64,008	2,069,379
SPDR Barclays Capital High Yield Bond ETF	35,640	1,465,160
Total Exchange-Traded Funds — 9.0%		6,547,113

Exchange-Traded Limited Partnerships
Oil, Gas & Consumable Fuels — 5.0%
Access Midstream Partners LP	12,648	510,600
DCP Midstream Partners LP	4,054	188,957
Delek Logistics Partners LP	5,706	177,970
Enbridge Energy Partners LP	3,867	116,551
Energy Transfer Partners LP	4,322	219,082
Enterprise Products Partners LP	3,972	239,472
Genesis Energy LP	5,627	271,334
Hi-Crush Partners LP	10,500	195,825
Kinder Morgan Energy Partners LP	1,525	136,899
Markwest Energy Partners LP	7,890	479,318
ONEOK Partners LP	2,071	118,875
Plains All American Pipeline LP	9,316	526,168
Western Gas Partners LP	3,490	207,341
Williams Partners LP	4,255	220,409
Total Exchange-Traded Limited Partnerships — 5.0%		3,608,801
Total Long-Term Investments (Cost — $60,122,135) — 90.7%		65,617,186

Short-Term Securities
Money Market Funds — 9.4%
BlackRock Liquidity Funds, TempFund, Institutional Class (a)	6,840,240	6,840,240
Total Short-Term Securities (Cost — $6,840,240) — 9.4%		6,840,240

Total Investments (Cost — $66,962,375*) — 100.1%		72,457,426

Liabilities in Excess of Other Assets — (0.1)%		(73,477)

Members’ Capital — 100.0%		$72,383,949

See Notes to Master Fund’s Financial Statements.

ANNUAL REPORT	MARCH 31, 2013	21

Schedule of Investments (continued)	Master Fund
(Percentages shown are based on Members’ Capital)

Notes to Schedule of Investments

*	As of March 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$66,962,375

Gross unrealized appreciation	$5,672,518
Gross unrealized depreciation	(177,467)

Net unrealized appreciation	$5,495,051

(a)	Investments in issuers considered to be an affiliate of the Master Fund during the period ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 2, 2012[1]	Net Activity	Shares Held at March 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	–	6,840,240	6,840,240	$6,906	$56

1 Commencement of Operations.

—	Total return swaps outstanding as of March 31, 2013 were as follows:

Reference Entity	Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Change in Return of 17 Futures Contracts on Gold 100 Oz Jun 13	0.00%[1]	J.P. Morgan Chase Bank, N.A.	5/30/13	USD2,925	$(211,820)
Change in Return of the S&P GSCI Excess Return Index - 3 Month Forward	0.00%[2]	J.P. Morgan Chase Bank, N.A.	7/02/13	USD2,537	–
Total					$(211,820)

[1]	Master Fund receives the total return of the reference entity and pays the fixed rate. Net payment made at termination.
[2]	Master Fund receives the total return of the reference entity and pays the fixed rate.

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

—	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Fund has the ability to access.

—

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs). If the reporting entity has the ability to redeem its investment with a Portfolio Fund at the net asset value per share (or its equivalent) at the measurement date or within the near term and there are no other liquidity restrictions, the Master Fund’s investment in the Portfolio Fund will be considered Level 2.

—

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments). Investments in Portfolio Funds that are currently subject to liquidity restrictions that will not be lifted in the near term will be considered Level 3.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Master Fund’s investments in Portfolio Funds not otherwise traded on an active exchange are classified within Level 2 or Level 3 of the fair value hierarchy as the value of these interests are primarily based on the respective net asset value reported by management of each Portfolio Fund rather than actual market transactions and other observable market data. The determination of whether such investment will be classified in Level 2 or Level 3 will be based upon the ability to redeem such investment within a reasonable period of time (within 90 days of the period end and any other month-end). If an investment in a Portfolio Fund may be redeemed within 90 days of the period end and any other month-end, and the fair value of the investment is based on information provided by management of the Portfolio Funds, it is classified as Level 2; in all other cases it is classified as Level 3.

Changes in valuation techniques and/or redemption features may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Master Fund’s Notes to Financial Statements.

See Notes to Master Fund’s Financial Statements.

22	ANNUAL REPORT	MARCH 31, 2013

Schedule of Investments (continued)	Master Fund
(Percentages shown are based on Members’ Capital)

The following tables summarize the Master Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Portfolio Funds:[1]
Directional Trading	–	$3,889,836	$2,117,105	$6,006,941
Event Driven	–	1,191,834	2,862,877	4,054,711
Fundamental Long/Short	–	1,780,058	15,844,146	17,624,204
Opportunistic	–	8,013,184	–	8,013,184
Real Estate	–	5,813,563	–	5,813,563
Relative Value	–	2,010,753	6,042,066	8,052,819
Common Stocks:
Diversified Financial Services	$5,736,288	–	–	5,736,288
Oil, Gas & Consumable Fuels	159,562	–	–	159,562
Exchange-Traded Funds	6,547,113	–	–	6,547,113
Exchange-Traded Limited Partnerships:
Oil, Gas & Consumable Fuels	3,608,801	–	–	3,608,801
Short Term Securities:
Money Market Funds	6,840,240	–	–	6,840,240
Total	$22,892,004	$22,699,228	$26,866,194	$72,457,426

1 In determining the classification of investments in Portfolio Funds included in the table above, no consideration was given to the classification of securities held by each underlying Portfolio Fund.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Commodity contracts	–	$ (211,820)	–	$ (211,820)

1Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Master Fund’s Financial Statements.

ANNUAL REPORT	MARCH 31, 2013	23

Schedule of Investments (concluded)	Master Fund

A reconciliation of Level 3 investments is presented when the Master Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to members’ capital. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Directional Trading	Event Driven	Fundamental Long/Short	Relative Value	Total
Assets:
Opening Balance, as of April 2, 2012[1]	–	–	–	–	–
Transfers into Level 3[2]	–	–	–	–	–
Transfers out of Level 3[2]	–	–	–	–	–
Accrued discounts/premiums	–	–	–	–	–
Net realized gain (loss)	–	–	–	$14,081	$14,081
Net change in unrealized appreciation/depreciation[3]	$17,105	$412,877	$1,869,146	442,066	2,741,194
Purchases	2,100,000	2,450,000	13,975,000	6,500,000	25,025,000
Sales	–	–	–	(914,081)	(914,081)
Closing Balance, as of March 31, 2013	$2,117,105	$2,862,877	$15,844,146	$6,042,066	$26,866,194

[1]	Commencement of operations.

[2]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of March 31, 2013 was $2,741,194.

See Notes to Master Fund’s Financial Statements.

24	ANNUAL REPORT	MARCH 31, 2013

Statement of Assets, Liabilities and Members’ Capital

March 31, 2013	Master Fund
Assets
Investments in Portfolio Funds at value (cost – $45,242,264)	$49,565,422
Investments in securities at value – unaffiliated (cost – $14,879,871)	16,051,764
Investments in securities at value – affiliated (cost – $6,840,240)	6,840,240
Investments in Portfolio Funds sold receivable	925,136
Receivable for reimbursement from advisor	62,392
Swaps receivable	33,516
Dividends receivable	28,459

Total assets	73,506,929

Liabilities
Unrealized depreciation on swaps	211,820
Capital contributions received in advance	500,000
Advisory fees payable	179,179
Professional fees payable	159,229
Administration fees payable	25,402
Officer’s and Directors’ fees payable	3,172
Other accrued expenses payable	44,178

Total liabilities	1,122,980

Members’ capital	$72,383,949

Members’ Capital Consists of
Paid-in capital	$67,100,718
Net unrealized appreciation/depreciation	5,283,231

Members’ capital	$72,383,949

See Notes to Master Fund’s Financial Statements.

ANNUAL REPORT	MARCH 31, 2013	25

Statement of Operations

Period April 2, 2012[1] to March 31, 2013	Master Fund
Income
Dividends - affiliated	$6,906
Dividends - unaffiliated	662,891
Other income	3,651

Total income	673,448

Expenses

Investment advisory	469,081
Professional	260,000
Administration	65,629
Organization	59,000
Custody	9,421
Officer and Directors	6,350
Miscellaneous	45,220

Total expenses	914,701
Less expenses reimbursed by advisor	(333,298)

Total expenses after fees reimbursed	581,403

Net investment income	92,045

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments in Portfolio Funds and securities	(605,973)
Swaps	(30,843)
Capital gain distributions received from affiliated investment companies	56
Written options	109,242

(527,518)

Net change in unrealized appreciation/depreciation on:
Investments in Portfolio Funds and securities	5,495,051
Swaps	(211,820)

5,283,231

Total realized and unrealized gain	4,755,713

Net Increase in Members’ Capital Resulting from Operations	$4,847,758

[1]	Commencement of Operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Master Fund.

See Notes to Master Fund’s Financial Statements.

26	ANNUAL REPORT	MARCH 31, 2013

Statement of Changes in Members’ Capital

Period April 2, 2012[1] to March 31, 2013
Increase (Decrease) in Members’ Capital:	Master Fund
Operations
Net investment income	$92,045
Net realized loss	(527,518)
Net change in unrealized appreciation/depreciation	5,283,231

Net increase in members’ capital resulting from operations	4,847,758

Capital Transactions
Proceeds from the issuance of Units	67,612,206
Value of withdrawals	(76,015)

Net increase in members’ capital derived from capital transactions	67,536,191

Members’ Capital
Total increase in members’ capital	72,383,949
Beginning of period	–

End of period	$72,383,949

[1]	Commencement of Operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Master Fund.

See Notes to Master Fund’s Financial Statements.

ANNUAL REPORT	MARCH 31, 2013	27

Statement of Cash Flows

Period April 2, 2012[1] to March 31, 2013	Master Fund
Cash Used for Operating Activities
Net increase in members’ capital resulting from operations	$4,847,758
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash used for operating activities:
Increase in investments in Portfolio Funds sold receivable	(925,136)
Increase in swaps receivable	(33,516)
Increase in receivable for reimbursement from advisor	(62,392)
Increase in dividend receivable	(28,459)
Increase in professional fees payable	159,229
Increase in advisory fees payable	179,179
Increase in administration fees payable	25,402
Increase in Officer’s and Directors’ fees payable	3,172
Increase in other accrued expenses payable	44,178
Net realized loss on investments in Portfolio Funds and securities and written options	496,731
Net change in unrealized appreciation/depreciation	(5,283,231)
Purchases of long-term investments	(69,972,993)
Sales of long-term investments	9,354,127
Net payments for purchases of short-term securities	(6,840,240)

Cash used for operating activities	(68,036,191)

Cash Provided by Financing Activities
Cash receipts from issuance of Units	68,112,206
Value of withdrawals	(76,015)

Cash provided by financing activities	68,036,191

Cash
Net increase in cash	–
Cash at beginning of period	–

Cash at end of period	–

[1]	Commencement of Operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Master Fund.

See Notes to Master Fund’s Financial Statements.

28	ANNUAL REPORT	MARCH 31, 2013

Financial Highlights

Period April 2, 2012[1] to March 31, 2013	Master Fund

Total Investment Return[2]

Total investment return	7.70%[3]

Ratios to Average Members’ Capital[4,5]

Total expenses	1.97%

Total expenses after fees waived and reimbursed	1.25%

Net investment income	0.20%

Supplemental Data

Members’ capital, end of period (000)	$72,384

Portfolio turnover	23%

[1]	Commencement of Operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Master Fund.
[2]

Where applicable, total investment returns exclude the effects of any sales charges. The Master Fund is a closed-end fund, the Units of which are offered at net asset value only to the Feeder Funds. No secondary market for the Master Fund’s Units exists.

[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Ratios do not include expenses incurred indirectly as a result of investments in Portfolio Funds of approximately 7.80%.

See Notes to Master Fund’s Financial Statements.

ANNUAL REPORT	MARCH 31, 2013	29

Notes to Master Fund’s Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Alternatives Allocation Master Portfolio LLC (the “Master Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Master Fund is organized as a Delaware limited liability company. The Master Fund’s Limited Liability Company Agreement permits the Board of Directors of the Master Fund (the “Board”) to issue non-transferable interests (“Units”) in the Master Fund, subject to certain limitations. The Master Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results may differ from those estimates.

Prior to commencement of operations on April 2, 2012, the Master Fund had no operations other than an indirect $400,000 capital contribution by BlackRock HoldCo 2, Inc. (“BR HoldCo”) of $360,000 and by BlackRock Advisors LLC (the “Advisor”) of $40,000, through their investments in the Feeder Funds. Both BR HoldCo and the Advisor are wholly-owned subsidiaries of BlackRock, Inc. (“BlackRock”). In addition, the Advisor made a direct $10,000 capital contribution to the Master Fund.

The following is a summary of significant accounting policies followed by the Master Fund:

Valuation: US GAAP defines fair value as the price the Master Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has adopted and approved written policies and procedures (the “Valuation Procedures”) for the purpose of determining the value of securities held by the Master Fund, including the fair value of the Master Fund’s investments in interests in private funds or other pooled investment vehicles (collectively the “Portfolio Funds”), and has delegated to the internal valuation committee of the Advisor and its registered investment advisory affiliates (the “Global Valuation Committee”) the responsibility for the day-to-day oversight of the valuation of the Master Fund’s investments pursuant to the Valuation Procedures. The Master Fund will invest in Portfolio Funds selected by and unaffiliated with the Advisor, an indirect wholly-owned subsidiary of BlackRock.

General Valuation Policies for Portfolio Funds: In valuing interests in Portfolio Funds, the Advisor, under the supervision of the Board, considers all relevant information to determine the price that the Master Fund might reasonably expect to receive from the current sale (or redemption in the case of a Portfolio Fund whose interests carry redemption rights) of the interest in the Portfolio Fund in an arm’s length transaction. In general, the Advisor will rely primarily on any actual or estimated (as applicable) unaudited values provided by the Portfolio Fund manager to the extent such unaudited values are received in a timely fashion and are believed to be the most reliable and relevant indication of the value of interests in such Portfolio Fund. It is anticipated that these unaudited values will be prepared in accordance with U.S. GAAP, and will, in effect, be the fair value of the Portfolio Fund’s assets, less such Portfolio Fund’s liabilities (the net asset value). In some cases, estimated unaudited values are provided before final unaudited values. The Advisor will rely primarily on such estimated unaudited values or final unaudited values, to the extent they are the most reliable and relevant indication of value of interests in the Portfolio Funds. The Advisor will give weight to such valuations and any other factors and considerations set forth in the Valuation Procedures as deemed appropriate in each case.

The Master Fund will only invest in Portfolio Funds that comply with U.S. GAAP and that provide annual audited financial statements. In general, the Advisor will, prior to investing in any Portfolio Fund, and periodically thereafter, assess such Portfolio Fund’s valuation policies and procedures for appropriateness in light of the Master Fund’s obligation to fair value its assets under the 1940 Act and pursuant to U.S. GAAP for investment companies and will assess the overall reasonableness of the information provided by such Portfolio Fund. As part of this assessment, the Advisor may also evaluate, among other things, a Portfolio Fund’s practices in respect of creating “side pockets” and such Portfolio Fund’s valuation policies and procedures in respect of any such “side pockets.” The Advisor will also review any other information available to it, including reports by independent auditors, fund administrators, if any, and/or other third parties.

In instances where unaudited estimated or final values may not be available, or where such unaudited estimated or final values are determined not to be the most reliable and relevant indication of value of an interest in a Portfolio Fund (as further discussed below), additional factors that may be relevant in determining the value of an interest in a Portfolio Fund, in addition to those other factors and considerations set forth in the Valuation Procedures, include (1) changes in the valuation of hedge fund indices, (2) publicly available information regarding a Portfolio Fund’s underlying portfolio companies or investments, (3) the price at which recent subscriptions and redemptions of such Portfolio Fund interests were offered, (4) relevant news and other sources, (5) significant market events and (6) information provided to the Advisor or the Master Fund by a Portfolio Fund, or the failure to provide such information as agreed to in the Portfolio Fund’s offering materials or other agreements with the Master Fund.

In circumstances where, taking into account the factors and considerations set forth in the Valuation Procedures, the Advisor has reason to believe that the most recent value provided by a Portfolio Fund is not the most reliable and relevant indication of the value of an interest in such Portfolio Fund, the Advisor may adjust such reported value to reflect the fair value of the interest in such Portfolio Fund. Likewise, in circumstances where a Portfolio Fund does not provide a valuation as contemplated above, the factors and considerations set forth in the Valuation Procedures may be the only indicators of the value of an interest in such Portfolio Fund and the Advisor will use such factors, together with other valuation methodologies set forth in the Valuation Procedures that may

30	ANNUAL REPORT	MARCH 31, 2013

Notes to Master Fund’s Financial Statements (continued)

be relevant, to estimate the fair value of the Master Fund’s interest in such Portfolio Fund. In circumstances where the Advisor determines to adjust the values reported by Portfolio Funds, or in circumstances where such Portfolio Funds do not provide valuations as contemplated above (such circumstances being collectively referred to as “Adjusted Fair Valued Assets”), such valuations will be subject to review and approval by the Global Valuation Committee or its delegate as outlined in the Valuation Procedures. The Board reviews all fair value determinations at its regularly scheduled meetings and also reviews the Valuation Procedures on a regular basis. As of March 31, 2013, the Advisor did not adjust any values received for the Portfolio Funds.

Valuation of Non-Portfolio Fund Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

Swap agreements are valued utilizing quotes received daily by the Master Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Fund either deliver collateral or segregate assets in connection with certain investments (e.g., swaps and options written) the Master Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest

ANNUAL REPORT	MARCH 31, 2013	31

Notes to Master Fund’s Financial Statements (continued)

income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Master Fund is classified as a partnership for federal income tax purposes. As such, each investor in the Master Fund is treated as the owner of its proportionate share of members’ capital, income, expenses and realized and unrealized gains and losses of the Master Fund. Therefore, no federal income tax provision is required.

The Master Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standard Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets, Liabilities and Members’ Capital and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Fund’s financial statement disclosures.

Organization Costs: Upon commencement of operations, organization costs associated with the establishment of the Master Fund were expensed by the Master Fund and reimbursed by the Advisor. The Advisor reimbursed the Master Fund $59,000 which is included in expenses reimbursed by Advisor in the Statement of Operations.

Other: Expenses directly related to the Master Fund are charged to the Master Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative members’ capital or other appropriate methods.

The Master Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Master Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Fund and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Master Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty. For OTC options purchased, the Master Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Master Fund does not give rise to counterparty credit risk, as options written obligates the Master Fund and not the counterparty to perform. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Master Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Master Fund and each of its respective counterparties. An ISDA Master Agreement allows the Master Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Master Fund from its counterparties are not fully collateralized, contractually or otherwise, the Master Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Master Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Fund’s members’ capital declines by a stated percentage or the Master Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Master Fund to accelerate payment of any net liability owed to the counterparty.

Options: The Master Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call

32	ANNUAL REPORT	MARCH 31, 2013

Notes to Master Fund’s Financial Statements (continued)

option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Master Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Master Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Master Fund enters into a closing transaction), the Master Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Master Fund writes a call option, such option is “covered,” meaning that the Master Fund holds the underlying instrument subject to being called by the option counterparty. When the Master Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

The Master Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Master Fund but not yet delivered, or committed or anticipated to be purchased by the Master Fund.

In purchasing and writing options, the Master Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Master Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Master Fund enters into swap agreements, in which the Master Fund and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. These payments received or made by the Master Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively in the Statement of Assets, Liabilities and Members’ Capital and amortized over the term of the swap. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Master Fund faces the CCP through a future commission merchant. Unlike a bilateral swap agreement, for centrally cleared swaps, the Master Fund has no credit exposure to the counterparty as the CCP stands between the Master Fund and the counterparty. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets, Liabilities and Members’ Capital. When the swap is terminated, the Master Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets, Liabilities and Members’ Capital. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

• Total return swaps — The Master Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Master Fund will receive a payment from or make a payment to the counterparty.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Value of Derivative Financial Instruments as of March 31, 2013
	Liability Derivatives
	Statement of Assets, Liabilities and Members’ Capital Location	Value
Commodity contracts	Unrealized depreciation on swaps	$211,820

The Effect of Derivative Financial Instruments in the Statement of Operations Period April 2, 2012 to March 31, 2013
		Net Realized Gain (Loss)
Commodity contracts:
Swaps.		$(30,843)

ANNUAL REPORT	MARCH 31, 2013	33

Notes to Master Fund’s Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statement of Operations Period April 2, 2012 to March 31, 2013
Net Realized Gain (Loss)
Equity contracts:
Options[1]	(218,383)
Currency contracts:
Options[1]	(58,565)

Total	$(307,791)

Net Change in Unrealized Appreciation / Depreciation
Commodity contracts:
Swaps	$(211,820)

[1]	Options purchased are included in the net realized gain (loss) from investments.

For the period ended March 31, 2013, the average contract amounts of outstanding derivative financial instruments were as follows:

Options:
Average number of option contracts purchased	464
Average number of option contracts written	418
Average notional value of option contracts purchased	$16,445,200
Average notional value of option contracts written	$10,511,000
Commodity swaps:
Average number of contracts	4
Average notional value	$4,327,189

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder, and an affiliate, for 1940 Act purposes, of BlackRock.

The Master Fund, together with each Feeder Fund, has entered into Investment Advisory Agreements with the Advisor to provide investment advisory and administration services. The Advisor is responsible for the management of the Master Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Fund. For such services, the Master Fund pays the Advisor an annual fee accrued monthly and payable quarterly in arrears, in an amount equal to 1.00% of the Master Fund’s month-end members’ capital.

The Master Fund, together with each Feeder Fund and the Advisor, has entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor. The Advisor pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master Fund to the Advisor.

The Feeder Funds, which invest their assets in the Master Fund, have each entered into an Expense Limitation Agreement (an “Expense Agreement”) in which the Advisor has agreed to pay certain operating and other expenses of the Feeder Funds in order to limit certain expenses to

0.50% of the respective Feeder Fund’s average members’ capital (the “Expense Cap”). In order to maintain a Feeder Fund’s covered expenses below the Expense Cap, it may be necessary for the Advisor to pay certain covered expenses of a Feeder Fund incurred indirectly at the Master Fund level.

Expenses covered by the Expense Cap include all of a Feeder Fund’s expenses (whether incurred directly by the Feeder Fund or indirectly at the Offshore Funds or the Master Fund level) other than those expressly excluded by the Expense Cap arrangement as follows: (i) the investment management fee, (ii) interest expense, if any, (iii) any taxes paid by the Offshore Funds or the Master Fund, (iv) expenses incurred directly or indirectly by the Feeder Fund as a result of expenses related to investing in, or incurred by, a Portfolio Fund or other permitted investment, (v) any trading-related expenses, including, but not limited to, clearing costs and commissions, (vi) dividends on short sales, if any, (vii) any extraordinary expenses not incurred in the ordinary course of the Feeder Fund’s, Offshore Fund’s or Master Fund’s business (including, without limitation, litigation expenses) and (viii) if applicable, the distribution and investor services related fees paid to the Feeder Funds’ distributor or financial intermediaries.

Because Master Fund expenses are allocated proportionally to each Feeder Fund, reimbursements at the Master Fund level may, in some circumstances, result in some Feeder Funds benefiting from such reimbursements to a greater degree than other Feeder Funds. The Advisor generally intends to reimburse Feeder Fund-specific expenses covered by the Expense Cap prior to reimbursing expenses at the Master Fund level; provided, however, that if it is necessary for the Advisor to reimburse expenses at the Master Fund level in order to reduce certain of one Feeder Fund’s expenses to below 0.50% of that Feeder Fund’s average members’ capital, then the Advisor generally intends to reimburse expenses specific to other Feeder Funds only to the extent necessary to maintain certain of such Feeder Funds’ expenses below 0.50% of such Feeder Funds’ members’ capital.

If the operating expenses of a Feeder Fund that received a waiver or reimbursement from the Advisor within the preceding two fiscal years of the Feeder Fund are less than the expense limit for such Feeder Fund, the Feeder Fund is required to repay the Advisor up to the amount of fees waived or expenses reimbursed under the agreement if: (i) the Feeder Fund has more than $50 million in assets, (ii) the Advisor or an affiliate serves as the Feeder Fund’s investment adviser or administrator and (iii) such reimbursement does not cause the Feeder Fund’s covered expenses to exceed the Expense Cap. In certain instances reimbursements at the Master Fund level in order to maintain certain of one Feeder Fund’s expenses below 0.50% of that Feeder Fund’s average members’ capital may result in certain of another Feeder Fund’s expenses being less than that Feeder Fund’s expense limit, thereby potentially resulting in that Feeder Fund being required to repay the Advisor for previously waived or reimbursed expenses in accordance with the foregoing.

34	ANNUAL REPORT	MARCH 31, 2013

Notes to Master Fund’s Financial Statements (continued)

The amount of expenses for the Master Fund reimbursed by the Advisor to date as a result of the Expense Cap and available for future recoupment is $333,298, which expires on March 31, 2015.

Certain officers and/or directors of the Master Fund are officers and/or directors of BlackRock or its affiliates. The Master Fund reimburses the

Advisor for compensation paid to the Master Fund’s Chief Compliance Officer, which is included in Officers and Directors in the Statement of Operations.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the period ended March 31, 2013, were $69,972,993 and $9,354,127, respectively.

Transactions in options written for the period ended March 31, 2013, were as follows:

		Puts
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	–	$ –	$ –
Options written	418	10,511	109,242
Options expired	(418)	(10,511)	(109,242)
Options closed	–	–	–
Outstanding options, end of period	–	$ –	$ –

5. Investments in Portfolio Funds:

Information reflecting the Master Fund’s investments in Portfolio Funds as of March 31, 2013 is summarized below. The Master Fund is not able to obtain complete investment holding details of each of the Portfolio Funds held within the Master Fund’s portfolio in order to determine whether the Master Fund’s proportionate share of any investments held by a Portfolio Fund exceeds 5% of the members’ capital of the Master Fund as of March 31, 2013.

Investment	Value	% of Master Fund’s Members’ Capital	Primary Geographic Locations*	Redemptions Permitted**
Directional Trading
AlphaMosaic (US) LLC	$1,105,835	1.5%	North America, PacRim Developed, Western Europe	Semi-Monthly
Avantium Liquid EM Macro Fund, LP	2,117,105	2.9%	Africa/Mid East, Central/South Asia, Eastern Europe, Western Europe	Monthly
Fortress Asia Macro Fund, LP	2,784,001	3.8%	Global, North America, PacRim Developed, PacRim Emerging	Quarterly
Event Driven
Davidson Kempner Institutional Partners, LP	1,191,834	1.6%	Africa/Mid East, Central/South Asia, North America, PacRim Developed, PacRim Emerging, Western Europe	Quarterly
Pentwater Event Fund, LLC	2,862,877	4.0%	North America, PacRim Developed, Western Europe	Annually
Fundamental Long/Short

Claren Road Credit Partners, LP	2,457,969	3.4%	North America, Western Europe	Quarterly
Empire Capital Partners, LP	1,780,058	2.5%	North America	Quarterly
Glenview Institutional Partners, LP	2,545,816	3.5%	North America, Western Europe	Quarterly
Myriad Opportunities US Fund, Ltd.	2,913,736	4.0%	Central/South Asia, PacRim Developed, PacRim Emerging	Quarterly
One William Street Capital Partners, LP	2,829,379	3.9%	North America	Quarterly
Panning Domestic Fund, LLC	2,757,147	3.8%	North America, Western Europe	Quarterly
Scout Capital Partners II, LP	2,340,099	3.2%	Latin America, North America, Western Europe	Quarterly
Opportunistic
Loomis High Yield Full Discretion NHIT	4,221,864	5.8%	Asia-Pacific, Emerging Europe, Latin America, North America, Western Europe	Daily
Pictet Emerging Local Currency Debt Fund, LLC	3,791,320	5.2%	Asia-Pacific, Africa, Emerging Europe, Latin America, North America, Western Europe	Monthly

ANNUAL REPORT	MARCH 31, 2013	35

Notes to Master Fund’s Financial Statements (continued)

Investment	Value	% of Master Fund’s Members’ Capital	Primary Geographic Locations*	Redemptions Permitted**
Real Estate

Urdang Global Real Estate Securities Fund, LP	5,813,563	8.0%	Asia-Pacific, Latin America, North America, Western Europe	Monthly
Relative Value

Citadel Global Fixed Income Fund, LLC	2,289,161	3.2%	North America, Western Europe	Monthly
HBK Fund II, LP	1,072,805	1.5%	Eastern Europe, Latin America, North America, PacRim Developed, PacRim Emerging, Western Europe	Quarterly
Magnetar Capital Fund II, LP	2,680,100	3.7%	North America, Western Europe	Quarterly
Stratus Feeder, LLC	2,010,753	2.8%	North America, Western Europe	Monthly
Total	$49,565,422	68.5%

*Primary Geographic Locations refer to information on which the Master Fund is aware regarding the geographic allocations of the investments held by the Portfolio Funds in which the Master Fund invests. The Master Fund does not have sufficient portfolio holdings information with respect to the Portfolio Funds to monitor such positions on a look through basis. The information regarding the geographic allocation of investments held by the Portfolio Funds is derived from periodic information provided to the Master Fund by the managers of such Portfolio Funds. The information in this table represents only information that has been made available to the Master Fund with respect to investments held by the Portfolio Funds as of March 31, 2013. This information has not been independently verified by the Master Fund and may not be representative of the current geographic allocation of investments held by the Portfolio Funds since such Portfolio Funds are actively managed and this information is generally provided by the Portfolio Funds on a delayed basis after the date of such information.

**Redemptions Permitted reflects general redemption terms for each Portfolio Fund and excludes any temporary liquidity restrictions.

The agreements related to investments in Portfolio Funds provide for compensation to the investment managers/general partners of such Portfolio Funds in the form of management fees generally ranging from 1% to 4% (per annum) of members’ capital and incentive fees/allocations generally ranging from 15% to 25% of the net profits earned. The Portfolio Funds’ management fees and incentive fees/allocations are included in net change in unrealized appreciation/depreciation on investments in Portfolio Funds and securities in the Statement of Operations.

The table below summarizes the fair value and other pertinent liquidity information of the underlying Portfolio Funds by class:

Major Category	Fair Value	Illiquid Investments (1)	Gates (2)	Lock-ups (3)	Redemption Frequency (4)	Redemption Notice Period (4)
Directional Trading (a)	$6,006,941	$–	$–	$2,117,105	Semi-Monthly, Monthly, Quarterly	2-30 Days
Event Driven (b)	4,054,711	–	–	–	Quarterly, Annually	65-90 Days
Fundamental Long/Short (c)	17,624,204	–	–	15,844,147	Quarterly	30-90 Days
Opportunistic (d)	8,013,184	–	–	–	Daily, Monthly	0-10 Days
Real Estate (e)	5,813,563	–	–	–	Monthly	30 Days
Relative Value (f)	8,052,819	–	5,248,097	–	Monthly, Quarterly	60-90 Days
Total	$49,565,422	$–	$5,248,097	$17,961,252

(1) Represents private investment funds that cannot be voluntarily redeemed by the Master Fund at any time. This includes: (i) private investment funds that are liquidating and making distribution payments as their underlying assets are sold, (ii) suspended redemptions/withdrawals, and (iii) side pocket holdings. These types of investments may be realized within 1 to 3 years from March 31, 2013, depending on the specific investment and market conditions. This does not include private investment funds with gates and lockups, which are noted above.

(2) Represents the portion of the Portfolio Funds for which there are investor level gates, which are not otherwise included as illiquid investments.

(3) Represents investments that cannot be redeemed without a fee due to a lock-up provision which are not otherwise included as illiquid investments or investments with gates. The lock-up period for these investments ranged from 7 to 15 months at March 31, 2013.

(4) Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions noted above.

36	ANNUAL REPORT	MARCH 31, 2013

Notes to Master Fund’s Financial Statements (continued)

(a) Directional trading seeks to profit in changes from macro-level exposures, such as broad securities markets, interest rates, exchange rates and commodities. Examples include global macro strategies that express macroeconomic views based on analysis of fundamental factors and managed futures strategies, which select futures instruments based typically on systematic technical analysis. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of March 31, 2013. Thus, fair values of the investments in this category are based on the net asset values provided by management of the Portfolio Funds.

(b) Event-driven strategies concentrate on companies that are subject to corporate events such as mergers, acquisitions, restructurings, spin-offs, shareholder activism or special situations that alter a company’s financial structure or operating strategy. The intended goal of these strategies is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or nonoccurrence, of the event. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of March 31, 2013. Thus, the fair values of the investments in this category are based on the net asset values provided by management of the Portfolio Funds.

(c) Fundamental long/short strategies involve buying or selling predominantly corporate securities believed to be over- or underpriced relative to their potential value. Investment strategies in this category include long and short equity- or credit-based strategies, which emphasize a fundamental valuation framework, and equity active value strategies, where an active role is taken to enhance corporate value. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of March 31, 2013. Thus, the fair values of the investments in this category are based on the net asset values provided by management of the Portfolio Funds.

(d) Investment strategies within this category seek to take advantage of pricing, liquidity premium, regulatory impediments or any number of other inefficiencies in the capital markets. It is expected that these opportunistic investments will change thematically over time as the Advisors identify investment opportunities derived from a number of sources. Opportunistic investments will not be limited to specific investment structures or types of investments, and may include commingled fund investments, direct investments (other than in Portfolio Funds), and all forms of public and private equity or fixed income securities or other investments. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of March 31, 2013. Thus, the fair values of the investments in this category are based on the net asset values provided by management of the Portfolio Funds.

(e) Investment strategies within this category seek to generate attractive long term returns through the acquisition and disposition of real property, interests in real property and securities related to or secured by real property. Key elements of real estate strategies include the sector focus of the strategy (e.g., industrial, retail, apartment and office) and the geographic concentration (if any). The Funds may also invest in securities, whether equity or debt, of real estate companies, which are companies that derive a majority of their revenue from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or which have a majority of their assets in real estate. Real estate companies include, for example, real estate investment trusts (“REITs”) and other real estate operating companies. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of March 31, 2013. Thus, the fair values of the investments in this category are based on the net asset values provided by management of the Portfolio Funds.

(f) Relative value strategies seek to profit from the mispricing of financial instruments relative to each other or historical norms. These strategies utilize quantitative analyses to identify securities or spreads between securities that deviate from their theoretical fair value and/or historical norms. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of March 31, 2013. Thus, the fair values of the investments in this category are based on the net asset values provided by management of the Portfolio Funds.

The Master Fund had no unfunded capital commitments as of March 31, 2013.

6. Concentration, Market, Credit and Liquidity Risk:

The Master Fund’s investments in Portfolio Funds involve varying degrees of interest rate risk, credit and counterparty risk, and market, industry or geographic concentration risks for the Master Fund. While BlackRock monitors these risks, the varying degrees of transparency into and potential illiquidity of the securities in the Portfolio Funds may hinder BlackRock’s ability to effectively manage and mitigate these risks.

The Master Fund’s maximum exposure to market risks of the Portfolio Funds is limited to amounts included in the Master Fund’s investments in Portfolio Funds at value recorded as assets in the Statement of Assets, Liabilities and Members’ Capital.

The Portfolio Funds in which the Master Fund is invested utilize a wide variety of financial instruments in their trading strategies including OTC options, financial futures contracts, forward contracts and swap agreements, and securities sold but not yet purchased. Several of these financial instruments contain varying degrees of off-balance sheet risk where the maximum potential loss on a particular financial instrument may be in excess of the amounts recorded on each Portfolio Fund’s balance sheet. The Portfolio Funds are required to account for all investments on

ANNUAL REPORT	MARCH 31, 2013	37

Notes to Master Fund’s Financial Statements (continued)

a fair value basis, and recognize changes in unrealized gains and losses in their statements of operations.

The Master Fund is designed primarily for long term investors and an investment in the Master Fund’s Units should be considered to be illiquid. The Master Fund’s Units are not and will not be listed for trading on a securities exchange. Members may not be able to sell their Units as it is unlikely that a secondary market for the Units will develop or, if a secondary market does develop, members may be able to sell their Units only at substantial discounts from net asset value. Additionally, transfers of Units generally may not be effected without the express written consent of the Board.

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets, Liabilities and Members’ Capital, less any collateral held by the Master Fund.

The Portfolio Funds invest in securities and investments with various degrees of liquidity and as such the Master Fund is subject to certain redemption/withdrawal provisions, in accordance with the Portfolio Funds’ offering agreements.

Certain of the Master Fund’s Portfolio Funds have the ability to suspend redemptions/withdrawals, and restrict redemptions/withdrawals through the creation of side pockets. At March 31, 2013, none of the Master Fund’s members’ capital was subject to Portfolio Funds that had suspended redemptions/withdrawals and none of the Master Fund’s members’ capital was invested directly in side pockets maintained by Portfolio Funds. The Master Fund’s ability to liquidate its investment in Portfolio Funds that had imposed such provisions may be adversely impacted. In such cases, until the Master Fund is permitted to liquidate its interest in the Portfolio Fund, the Master Fund’s residual interest remains subject to continued exposure to changes in valuations.

The Master Fund may also invest in closed-end investments that may not permit redemptions/withdrawals or in Portfolio Funds that impose an initial “lockup” period before a redemption/withdrawal can be made. In addition, certain of the Master Fund’s Portfolio Funds have the ability to impose redemption gates, and in so doing, may reduce the Master Fund’s requested redemption/withdrawal below the requested amount.

7. Tender Offers:

The Master Fund may, but is not obligated to, conduct tender offers to repurchase outstanding Units. If the Master Fund does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to purchase Units that are tendered, which may increase risks for remaining members and increase Master Fund expenses. Each Feeder Fund may choose to conduct tender offers for up to 10% of its net asset value at the time in the sole discretion in the Feeder Fund’s Board. In a tender offer, a Feeder Fund repurchases outstanding Units at its net asset value on the valuation date for the tender offer, which would generally be expected to be the last business day of March, June, September and December. The Master Fund expects to offer to repurchase Units from its members (i.e., the Feeder Funds) in order to permit the Feeder Funds to conduct repurchase offers for their Units. Each time the Feeder Funds make a tender offer for their Units, the Master Fund expects that it will make a concurrent tender offer to the Feeder Funds to repurchase Units in the Master Fund equivalent in value to the value of the Units that the Feeder Funds are offering to repurchase. At the conclusion of the tender offer period, the Feeder Funds will calculate the aggregate net asset value of the Units tendered and tender an equivalent amount of Units to the Master Fund. However, there is no assurance that the Board will, in fact, decide to undertake any repurchase offer. The Master Fund will repurchase Units or portions thereof only on terms fair to the Master Fund and all of its members. In any given year, the Advisor may or may not recommend to the Boards that tender offers be conducted. Accordingly, there may be years in which no tender offer is made. Units will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other fund.

During the period ended March 31, 2013, there were no tender offers commenced.

The Board will generally not approve a tender offer for the Feeder Funds if Restricted Liquidity Assets (as defined below) represent greater than 40% of the Master Fund’s net assets (as of the Feeder Funds’ most recent valuation date), unless the Board concludes in its discretion that approving a tender offer would nonetheless be in the best interests of the Feeder Funds, the Master Fund and their members. If (i) the Feeder Funds have not conducted a tender offer for six consecutive quarters due to the illiquidity of the Master Fund’s assets, and (ii) Restricted Liquidity Assets represent greater than 40% of the Master Fund’s net assets as of the valuation date falling on the last business day of such sixth consecutive quarter, then the Board will meet to consider, in its sole discretion, whether the complete dissolution of the Feeder Funds and the Master Fund is in the best interests of each Fund and its members.

38	ANNUAL REPORT	MARCH 31, 2013

Notes to Master Fund’s Financial Statements (concluded)

“Restricted Liquidity Assets” means assets that do not trade in any established market and do not provide liquidity at least semi-annually and are not expected to otherwise be reduced to cash within the next six months.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ANNUAL REPORT	MARCH 31, 2013	39

Master Fund Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of BlackRock Alternatives Allocation Master Portfolio LLC:

We have audited the accompanying statement of assets, liabilities and members’ capital, including the schedule of investments, of BlackRock Alternatives Allocation Master Portfolio LLC (the “Master Fund”) as of March 31, 2013, and the related statements of operations, changes in members’ capital, cash flows, and the financial highlights for the period April 2, 2012 (commencement of operations) through March 31, 2013. These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned and portfolio funds as of March 31, 2013, by correspondence with the custodian, brokers and portfolio funds’ third party investment advisors or administrator; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blackrock Alternatives Allocation Master Portfolio LLC as of March 31, 2013, the results of its operations, the changes in its members’ capital, cash flows, and the financial highlights for the period April 2, 2012 (commencement of operations) through March 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

May 24, 2013

40	ANNUAL REPORT	MARCH 31, 2013

Officers and Directors

Name, Address, and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2012	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	94 RICs consisting of 90 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2012	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	94 RICs consisting of 90 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2012	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010. Trustee, Domestic Church Media Foundation since 2012.	94 RICs consisting of 90 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2012	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	94 RICs consisting of 90 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2012	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	94 RICs consisting of 90 Portfolios	The McClatchy Company (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2012	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	94 RICs consisting of 90 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2012	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	94 RICs consisting of 90 Portfolios	BlackRock Kelso Capital Corp. (business development company)

ANNUAL REPORT	MARCH 31, 2013	41

Officers and Directors (continued)

Name, Address, and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2012	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	94 RICs consisting of 90 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2012	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008. Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program, from 1999 to 2005. Member of the faculty of Harvard Business School since 1981.	94 RICs consisting of 90 Portfolios	None

[1]      Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. In 2011, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 74. Mr. Flynn turns 74 in 2013.

[2]      Date shown is the earliest date a person has served for the Funds covered by this semi-annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2012, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2012

Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

			155 RICs consisting of 281 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2012

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			155 RICs consisting of 281 Portfolios	None

[3]      Mr.  Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity Bond Complex. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Director upon finding good cause thereof.

42	ANNUAL REPORT	MARCH 31, 2013

Officers and Directors (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers[1]

John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2012	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2012	Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2012	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2012	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2012	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2012	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] Officers of the Funds serve at the pleasure of the Board.

ANNUAL REPORT	MARCH 31, 2013	43

Officers and Directors (concluded)

The Feeder Funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

Investment Advisor	Sub-Advisor	Administrator	Custodian
BlackRock Advisors, LLC Wilmington, DE 19809	BlackRock Financial Management, Inc. New York, NY 10055	BNY Mellon Investment Servicing (U.S.) Inc. Wilmington, DE 19809	The Bank of New York Mellon New York, NY 10286

Distributor	Legal Counsel	Independent Registered Public	Address of the Fund
BlackRock Investments, LLC New York, NY 10022	Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036	Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	100 Bellevue Parkway Wilmington, DE 19809

44	ANNUAL REPORT	MARCH 31, 2013

Additional Information

Regulation Regarding Derivatives

Effective December 31, 2012, the commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subjects registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps, or if a fund markets itself as providing investment exposure to such instruments. Due to the Fund’s potential exposure, through both direct investments in derivatives and its investment in the underlying strategies, to CFTC-regulated futures, options and swaps above the prescribed levels, it will be considered a “commodity pool” under the Commodity Exchange Act (“CEA”). Accordingly, BlackRock Advisors, LLC will be required to register as a “commodity pool operator” and will be subject to CFTC regulation.

General Information

Quarterly and monthly performance, semi-annual and annual reports and other information regarding the Funds may be found under “Alternative Investments” on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission’s (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds vote proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any

ANNUAL REPORT	MARCH 31, 2013	45

Additional Information (concluded)

non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

46	ANNUAL REPORT	MARCH 31, 2013

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

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Item 2 –	Code of Ethics – Each registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

Each registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Alternatives Allocation Portfolio LLC	$10,000	$0	$0	$0	$20,000	$15,000	$0	$0
BlackRock Alternatives Allocation Master Portfolio LLC	$40,000	$0	$0	$0	$45,000	$30,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the Fund’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to a registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to each registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Alternatives Allocation Portfolio LLC	$20,000	$0
BlackRock Alternatives Allocation Master Portfolio LLC	$45,000	$0

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)     The following individuals are members of the registrants’ separately-designated standing audit committees established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The boards of directors have delegated the voting of proxies for the Funds’ portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of March 31, 2013.

(a)(1) The Fund is managed by a team of investment professionals comprised of Nancy Everett, CFA, Managing Director at BlackRock, Inc., Mark Taborsky, CFA, Managing Director at BlackRock Inc., and Edward Ng, CFA, Managing Director at BlackRock, Inc. Ms. Everett and Messrs. Taborsky and Ng are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Ms. Everett and Messrs. Taborsky and Ng have been members of the Fund’s portfolio management team since the Fund’s inception in 2012.

Portfolio Manager	Biography
Nancy Everett, CFA	Managing Director of BlackRock since 2011; CEO of Promark Global Advisors, 2005-2011
Mark Taborsky, CFA	Managing Director of BlackRock since 2011; Executive Vice President of PIMCO, 2008-2011
Edward Ng, CFA	Managing Director of BlackRock since 2007; Vice President in Financial Institutions Group in BlackRock, 2001-2007

(a)(2) As of March 31, 2013:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Nancy Everett, CFA	0	0	3	0	0	0
	$0	$0	$562.7 Million	$0	$0	$0
Mark Taborsky, CFA	0	0	3	0	0	0
	$0	$0	$562.7 Million	$0	$0	$0
Edward Ng, CFA	0	0	3	0	0	0
	$0	$0	$562.7 Million	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of the Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of March 31, 2013:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

    Base Compensation

Generally, portfolio managers receive base compensation based on their position with the firm.

    Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Ms. Everett’s and Messrs. Taborsky and Ng’s performance is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Ms. Everett and Messrs. Taborsky and Ng have unvested long-term incentive awards.

    Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

    Other Compensation Benefits

    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of March 31, 2013.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Nancy Everett	None
Mark Taborsky	None
Edward Ng	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Alternatives Allocation Portfolio LLC and BlackRock Alternatives Allocation Master Portfolio LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of

  BlackRock Alternatives Allocation Portfolio LLC and BlackRock Alternatives Allocation Master Portfolio LLC

Date: June 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of

  BlackRock Alternatives Allocation Portfolio LLC and BlackRock Alternatives Allocation Master Portfolio LLC

Date: June 3, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of

  BlackRock Alternatives Allocation Portfolio LLC and BlackRock Alternatives Allocation Master Portfolio LLC

Date: June 3, 2013